                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003
                                                          --------------

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-12305                 04-3331237
      --------                       --------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)             Identification No.)

           ONE FIRSTFED PARK, Swansea, Massachusetts 02777
           -----------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      (a)   Not Applicable.
      (b)   Not Applicable.
      (c)   The following Exhibit is included with this Report:

      Exhibit No.       Description
      -----------       -----------
      99.1              Press Release dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL
        -------------------------------------------------------------
        CONDITION).
        -----------

      On April 24, 2003, FIRSTFED AMERICA BANCORP, INC. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the year and quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRSTFED AMERICA BANCORP, INC.




Date: April 25, 2003                By: /s/ Robert F. Stoico
                                        ----------------------------------------
                                        Robert F. Stoico
                                        Chairman, President and Chief Executive
                                        Officer

                                  EXHIBIT INDEX


Exhibit 99.1    Press Release, dated April 24, 2003.